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                                 United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                      December 22, 2004 (December 16, 2004)
                Date of Report (Date of earliest event reported)


                                Pitney Bowes Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-3579                 06-0495050
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                               World Headquarters
               One Elmcroft Road, Stamford, Connecticut 06926-0700
                    (Address of principal executive offices)

                                 (203) 356-5000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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

Item 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On December 16, 2004, Pitney Bowes Inc. (the "Company") entered into a Separation Agreement with Matthew S. Kissner (the "Separation Agreement"), the Company's Executive Vice President and Group President, Global Enterprise Solutions. Pursuant to the Separation Agreement, Mr. Kissner will continue to serve the Company as Executive Vice President and Group President and to fulfill his additional duties with the Company until December 31, 2004 (the "Separation Date"). Mr. Kissner will continue to receive his current salary and participate in the Company's benefit plans as an active employee of the Company through the Separation Date.

     The Separation Agreement provides that Mr. Kissner will receive a monthly severance payment of $80,000 beginning January 1, 2005 and continuing until December 31, 2006. In addition, in consideration for signing the Separation Agreement, and in lieu of all benefits under any program, plan, and policy of the Company, except as set forth specifically in the Separation Agreement, Mr. Kissner will receive a lump sum cash payment of $975,000. The benefits set forth in the Separation Agreement include: (i) a prorated payout of outstanding Cash Incentive Units based on his active service, (ii) professional financial counseling and tax preparation services for 12 months, including $1,500 for expenses resulting from the preparation of Mr. Kissner's 2005 federal and state tax returns, (iii) up to $50,000 in executive outplacement services and (iv) payment of the 2004 annual incentive pursuant the Company's Incentive Plan, the amount of which will be determined and paid, based upon the Company's customary administrative practices and procedures, along with the annual incentives paid to Company executives in February 2005. Mr. Kissner will receive a lump sum payment representing the value of all accrued but unused 2004 vacation time and the value of Mr. Kissner's vested benefit under the Company's Deferred Incentive Savings Plan, as well as his vested benefits under the Company's tax-qualified and non-tax qualified pension plans. Additionally, Mr. Kissner and his eligible dependents may, at Mr. Kissner's option, continue to participate in the Company's group medical and dental plans until December 31, 2006 on the same terms available from time to time to Company employees.

     Pursuant to the Separation Agreement, Mr. Kissner will forfeit (i) all stock option grants that are not at least partially vested as of December 31, 2004 and (ii) all outstanding unvested Restricted Stock Awards as of December 31, 2004. Mr. Kissner will retain his employee stock options that are fully or partially vested as of December 31, 2004, which options pursuant to the plan terms will continue to vest and remain exercisable until the earlier of the tenth anniversary of their grant or December 31, 2006. Additionally, the Separation Agreement provides that Mr. Kissner will be bound by (i) a confidentiality provision (ii) a covenant not to compete with the Company for two years following the Separation Date in the geographic areas in which the Company operates and (iii) a non-solicitation provision for two years following the Separation Date.

     Mr. Kissner may revoke his execution of the Separation Agreement at any time within seven days from the date of the agreement. In the event Mr. Kissner does not revoke his execution of the agreement, then following the Separation Date, as a condition to receiving benefits under the Separation Agreement, Mr. Kissner will be required to sign a form - attached as Exhibit A to the Separation Agreement - releasing and waiving any claims that Mr. Kissner might have against the Company.

Item 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1 Separation Agreement, dated as of December 16, 2004 by and between the Company and Matthew S. Kissner

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Pitney Bowes Inc.

December 22, 2004




                                   /s/ B.P. Nolop
                                   -------------------------------
                                   B.P. Nolop
                                   Executive Vice President and
                                   Chief Financial Officer
                                   (Principal Financial Officer)








                                   /s/ J.R. Catapano
                                   -------------------------------
                                   J.R. Catapano
                                   Controller
                                   (Principal Accounting Officer)

                                                                    Exhibit 10.1

                              SEPARATION AGREEMENT

     AGREEMENT dated as of the 16th day of December,  2004 between Pitney Bowes
Inc.,  a  Delaware  corporation  including  its  subsidiaries,   affiliates  and
divisions   (collectively   the   "Company"),   and  Matthew  S.   Kissner  (the
"Executive").

     WHEREAS, the Company has announced that it is realigning its organizational structure to deliver enhanced customer and shareholder value; and

     WHEREAS, the Executive, as part of the design of the new structural alignment, will be leaving the Company; and

     WHEREAS, the parties desire to enter into this Agreement;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein and for other good and valuable consideration, the parties agree as follows:

     SECTION 1.  Definitions

     For purposes of this Agreement, the following terms shall have the meanings indicated.

     "Board" means the Board of Directors of the Company.

     "Separation Date" means December 31, 2004.

     "Severance Period" means the period from January 1, 2005 up to and including December 31, 2006.

     "Transition Period" means the period from December 16, 2004 up to and including December 31, 2004.

     SECTION 2.  Term of the Agreement

     This Agreement shall be in effect from the date hereof.

     SECTION 3.  Transition Duties

     During the Transition Period, the Executive will continue to serve the Company as Executive Vice President and Group President and will complete his work on the Company's Leadership Review Process, assist with year-end performance and evaluation and perform other assignments as necessary and appropriate. The Executive will continue to receive his current base salary and participate in all other Company benefit plans as an active employee. At the conclusion of the Transition Period, the Executive will begin the Severance Period.

     SECTION 4.  Severance

     During the Severance Period, the Executive will receive severance pay of $80,000 per month ("Severance Pay") through the Severance Period. Severance will be paid on regular paydays.

     SECTION 5.  Other Incentives

     (a) The Company shall pay the Executive a 2004 annual incentive under the Pitney Bowes Incentive Plan ("PBIP") recognizing Executive's service through December 31, 2004 and based on the Pitney Bowes rating, along with the annual incentives paid to other executives in February 2005. The award will be determined based upon customary administrative practices and procedures under the PBIP.

     (b) The Company shall pay the Executive a prorated payout of outstanding Cash Incentive Units ("CIUs") pursuant to the KEIP at the close of each respective cycle in accordance with the terms of KEIP; provided, however, that such payout of CIUs shall be based on the Executive's total number of completed months of active service with the Company during each 36 month CIU cycle and on the achievement of performance-based targets associated with the CIUs. For purposes of this prorated calculation, the targeted payout shall be multiplied by a fraction, the numerator of which is the Executive's total number of completed months of active service with the Company through the Separation Date during the particular CIU cycle and the denominator of which is 36.

     (c) (i) The Executive shall forfeit all stock option grants that are not at least partially vested at the Separation Date. Stock option grants that are partially vested at the Separation Date will remain exercisable through December 31, 2006 and vesting of such awards will continue up to that date, but in each case no event later than the expiration date set for each award under the terms of the Pitney Bowes Stock Plan. Customary administrative rules and procedures under the Pitney Bowes Stock Plan will apply to all stock option exercises. The Executive will not be eligible for any stock options grants after Executive's Separation Date.

            (ii) The Company shall pay the Executive an additional sum of $975,000 in consideration for executing this Agreement and in lieu of all benefits under any and all programs, plans, practices or policies of the Company, except as specifically set forth in this Agreement or as may be required with respect to any vested benefits under any tax-qualified or non-tax qualified pension plan maintained or contributed to by the Company or Section 4980B of the Internal Revenue Code; provided, however, that in the event of a change in control of the Company prior to the Separation Date, the Executive shall be entitled to the payments and benefits that exist under the Company's Senior Executive Severance Policy, which payments and benefits may be offset by the payments and benefits made to the Executive under this Agreement. Such payment shall not be benefit bearing and shall be payable in a lump sum within 30 business days after the Separation Date.

            (iii) All outstanding unvested Restricted Stock Awards shall be forfeited upon the Executive's Separation Date.

     (d) Notwithstanding anything in this Agreement to the contrary, if, after consultation with the Executive's legal counsel, the Company and the Executive mutually determine that payment of any amounts under this Agreement is required to be postponed in order to avoid disadvantageous tax treatment under Section 409A of the Internal Revenue Code (the "Code"), payment of such amounts shall be postponed for up to six (6) months until payment is permitted under Section 409A of the Code. If payment of such amounts is postponed, the postponed portion, plus interest, compounded monthly, at the short-term applicable federal rate that is used for the purposes of Section 1274(d) of the Code for the calendar month in which such postponement first occurred, will be paid as soon as permitted under Section 409A of the Code.

     SECTION 6. Plan Benefits

     (a) The Executive and his eligible dependents may at his option elect to continue to participate in the Company's group medical and dental plans (or any successor medical or dental plans adopted by the Company) (collectively, "Medical Plans") during the Severance Period on the same terms applicable from time to time to active employees. The Executive understands that although he and his eligible dependents may continue to participate in the Company's Medical Plans, in accordance with the terms of the Medical Plans, the Company reserves the right to amend, modify and terminate the Medical Plans, including without limitation, change carriers, modify plan designs and pricing and make other changes to the Medical Plans and policies.

     (b) The Executive shall be entitled to his vested benefit under the Deferred Incentive Savings Plan (the "DISP") in accordance with the terms and conditions of the DISP.

     (c) Severance Pay in Section 4 above is considered as earnings for the purposes of the Company's defined benefit pension plans and the Severance Period counts as service for purposes of the Company's defined benefit pension plans. Pension benefits accrued on account of this paragraph shall be paid out of the Company's qualified pension plan or non-qualified pension plan as provided under the plans and allowable by law.

     (d) All accrued but unused 2004 vacation not taken prior to the Executive's Separation Date will be paid in a lump sum after his Separation Date.

     (e) If the Executive has elected life insurance coverage, it will be through Group Universal Life. His rights and choices will be governed by the carrier regardless of whether he agrees to the terms of this Agreement. Continuation of coverage, if any, will be handled by him directly with the insurance carrier.

     (f) Short term disability, long term disability and accidental death and dismemberment coverage will end on the Executive's Separation Date.

     (g) Contributions to the 401(k) Plan are not allowed from severance payments. Plan provisions will apply for deferrals or distributions from the Plan upon separation.

     SECTION 7.  Perquisites

     (a) As of the Separation Date, the Company shall cease to provide the Executive with an automobile allowance.

     (b) The Executive shall continue to be provided at the Company's sole expense with professional financial counseling and tax preparation services for a period of 12 months following the Separation Date, subject to reasonable limitations as to dollar amounts established by the Company on a uniform basis for similarly situated executives. In addition, the Company shall pay the Executive the net amount of $1,500 for expenses resulting from the preparation of the Executive's 2005 federal and state tax return. This payment shall be made within 30 business days after the Separation Date.

     (c) The Executive shall be provided with up to $50,000 in executive outplacement services to assist him with networking, career planning and job search.

     (d) Any payments made under this Section 7 shall be in lieu of any other perquisites to which the Executive may otherwise be entitled under the programs, plans, practices or policies of the Company following the Separation Date.

     SECTION 8.  Covenants

     (a) Confidentiality.
         ----------------

          (i) The Executive will at all times (whether during or after his employment with the Company) hold all Confidential Information in strictest confidence and not use or disclose directly or indirectly any Confidential Information to any individual, partnership, corporation, limited liability company, trust or other entity (each, a "Person"), without prior written authorization of the Chairman and Chief Executive Officer of the Company. "Confidential Information" means any Company proprietary information, technical data, trade secrets and know-how, including but not limited to research, product plans, products, services, passwords, customer lists and customers (including but not limited to customers of the Company on whom the Executive called or with whom the Executive became acquainted during his employment), markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, marketing, finances and other business information disclosed to the Executive by the Company either directly or indirectly in writing, orally or by drawings or observation or generated by the Executive during his employment with the Company. The Executive further understands that Confidential Information does not include any of the foregoing items that has become publicly known and made generally available through no wrongful act of his or of others who were under confidentiality obligations as to the item or items involved.

          ii. The confidentiality obligations herein shall not prevent the Executive from revealing evidence of civil or criminal wrongdoing to law enforcement or other regulatory authority or prohibit the Executive from divulging confidential information or trade secrets by order of court or agency of competent jurisdiction; however the Executive shall concurrently inform the Company that he is availing himself of this exclusion from the confidentiality obligations.

     (b) Non-Competition. At all times during his employment and for the two
         ----------------
year period following the Separation Date the Executive will not, except with the prior written consent of the Company, become engaged in or become interested, directly or indirectly, as a director, officer, employee, manager, 10% or greater stockholder of, partner in, or consultant to any business which is competitive to the Company and for which the Executive will have responsibility for any products or services in the following areas:

          on and off-site facilities management services, excluding business process outsourcing services in which the Company is neither engaged nor has specifically determined to enter as of the date of this Agreement, which are specifically related to:
          i.    incoming mail and mail management services;
          ii. commercial and office support services involving copy or reprographic service, records, document management, electronic processing and imaging services;
          iii. law firm support services involving copy or reprographic service, records, document management, electronic processing and imaging services; or
          iv. products, software and professional services provided to Automated Document Factory operations;
          v. litigation support, dMail, Six Sigma consulting and process engineering, secure mail, color print on demand, direct marketing application, accounts payable, mail services information systems, and digital mail room;

          development, manufacture, or distribution of mail finishing or sorting equipment, including production mail or postage meters, shipping and logistics equipment, or software and services or supplies which are used in mailing and shipping functions, document composition or data quality; or

          provision of sales-aid leasing or other financing for mailing-related products or services;

all within the geographic areas where the Company engages in these activities.

The Executive may request the Company's written approval to become a Director in a tangential competitor deemed insignificant by the Company which approval shall not be unreasonably withheld.

     (c) Non-Solicitation of Employees. For the duration of the two-year Period
         ------------------------------
following the Separation Date, the Executive shall not directly or indirectly:

        (i) solicit, entice, or encourage any management, sales, or professional employee of the Company or any individual independent contractor (subject to 1099 reporting) of the Company who possesses confidential information of the Company, to terminate his relationship with the Company, or communicate with such employee or independent contractor for such purposes, or

        (ii) hire any such individual as an employee or an independent contractor, provided that nothing contained herein shall preclude the Executive from hiring any such individual as an employee or an independent contractor if such individual terminated his relationship with the Company more than one year prior to being hired by the Executive or a company by which the Executive is employed, or

        (iii) otherwise knowingly approve the taking of such actions by any other person, except with the prior written consent of the Company.

     (d) Non-Solicitation of Customers. At all times during his employment and
         ------------------------------
during the two year period following the Separation Date, the Executive will not directly or indirectly, solicit, divert or take away, or attempt to solicit, divert or to take away, the business or patronage of any of the customers or accounts, or prospective customers or accounts of the Company with which the Executive had direct or indirect contact, or had dealings with during his employment with the Company, other than for any business that is not "competitive" (as defined in Section 8(b) above) with the Company.

     (e) Non-Disparagement.  At all times during his employment with the Company
         ------------------
and thereafter, the Executive and, to the extent set forth in the next sentence, the Company agree that each party will not knowingly make any statement, written or oral, which disparages or is derogatory to the other party in any communications with any customer or client or in any communications made in a public manner. The Company's obligations under the preceding sentence shall be limited to communications by its senior corporate executives and members of the Board of Directors. Notwithstanding the foregoing, nothing in this Section shall prohibit any person from making truthful statements when required by order of a court or other body having jurisdiction or as required by law.

     (f)  Cooperation.  At any time on or after the Separation Date, the
          ------------
Executive agrees to cooperate fully with the Company in the handling or investigation of any administrative charges, government inquiries or lawsuits involving the Company and to provide such information as the Company may reasonably request with respect to any Company-related transaction, investment or other matter in which the Executive was involved in any way while employed by the Company. In the event the Company requires the Executive's cooperation in accordance with this Section, the Company shall reimburse the Executive for all reasonable expenses (including attorneys' fees) that the Executive may incur in connection with such cooperation upon submission of receipts and following the Severance Period, shall compensate the Executive for such cooperation at a reasonable per diem rate to be negotiated by the parties.

     SECTION 9.  Remedies

     (a) The Executive acknowledges and agrees that the Company's remedies at law for a breach or threatened breach of any of the provisions of Section 8 hereof would be inadequate and, in recognition of this fact, the Executive agrees that, in the event of such a breach or threatened breach, in addition to any remedies at law, the Company, without posting any bond, shall be entitled to seek equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available.

     (b) Notwithstanding any provision of this Agreement to the contrary, from and after any breach by the Executive of the provisions of Section 8 hereof, the Company shall provide written notice to the Executive of such breach. If the Executive fails to correct his violation within 30 days, the Company shall cease to have any obligations to make payments or provide benefits to the Executive under this Agreement. The Executive also agrees to return to the Company the full value of any compensation and benefits provided to the Executive while he was in violation of any of the provisions in Section 8 hereof, and to compensate the Company for any actual economic damages suffered by the Company as a result of a breach of any of the provisions of Section 8 hereof.

     (c) It is expressly understood and agreed that the Executive and the Company consider the restrictions contained in Section 8 hereof to be reasonable. If a final judicial determination is made by a court of competent jurisdiction that the time or territory or any other restriction contained in this Agreement is an unenforceable restriction against the Executive, the provisions of this Agreement shall not be rendered void but shall be deemed amended to apply as to such maximum time and territory and to such maximum extent as such court may judicially determine or indicate to be enforceable. Alternatively, if the final decision of any tribunal of competent jurisdiction determines that a particular restriction contained herein is unenforceable, and such restriction cannot be amended so as to make it enforceable, such finding shall not affect the enforceability of any of the other restrictions contained herein.

     SECTION 10.  Release and Waiver of Claims

     (a) It is understood and agreed that as a condition to the Executive becoming entitled to any payments or benefits under this Agreement, the Executive agrees, that on behalf of himself, his heirs and personal representatives, he releases and discharges the Company from

          (i) any and all charges, claims and causes of action arising, directly or indirectly out of his employment or his separation from the Company, whether known or unknown, arising from any and all bases, including but not limited to any claims involving tortious course of conduct, breach of contract, defamation and public policy, claims for wages and benefits, monetary and equitable release, punitive or compensatory damages, outrage, outrageous conduct, fraud, promissory estoppel, negligence, intentional or negligent infliction of mental or emotional distress, breach of promise, and breach of the covenant of good faith and fair dealing; and

          (ii) any and all charges, claims and causes or action he may have, whether known or unknown, under Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the National Labor Relations Act, as amended; the Civil Rights Act of 1991, as amended; 42 U. S. C. 1981, as amended; the Americans with Disability Act of 1990; the Family and Medical Leave Act; the Connecticut Fair Employment Practices Act, as amended; the Employee Retirement Income Security Act of 1974, as amended; and various state and local human rights laws of contract and tort, otherwise relating to his employment at the Company.

     (b) The Company hereby releases, remises and acquits the Executive and his successors, heirs and advisers, jointly and severally, from any and all claims arising directly or indirectly out of his employment or separation from the Company, known or unknown, which the Company has or may have against the Executive arising on or prior to the date of this Agreement, whether denominated claims, demands, causes of action, obligations, damages or liabilities arising from any and all bases, however denominated, including but not limited to all contractual claims and any claims under law. The release is for any relief, no matter how denominated, including, but not limited to, injunctive relief, compensatory damages or punitive damages. This release shall not apply to any obligation of the Executive pursuant to this Agreement.

     (c) The release and waiver referred to in paragraph (a) above shall not apply to the Executive's vested rights under the Company's benefit plans and Workers' Compensation laws, any rights or claims that may arise after the date that the Executive signs this Agreement, and any rights under the provisions of this Agreement. The release and waiver in paragraph (a) above shall be effective with respect to the Company, its subsidiaries, affiliates and divisions and their respective successors and assigns ("Affiliates"), the directors, officers, representatives, shareholders, agents, employees of the Company and the affiliates, and their respective heirs and personal representatives. This release is for any relief, no matter how denominated, including, but not limited to, injunctive relief, compensatory damages or punitive damages. The Executive represents and warrants that he has not suffered any on-the-job personal injury for which he has not already filed a claim.

     (d) To the fullest extent permitted by law, and subject to the provisions of Paragraph (e) below, the Executive represents and affirms that (i) he has not filed or caused to be filed on his behalf any claim for relief against the Company and, to the best of his knowledge and belief, no outstanding claims for relief have been filed or asserted against the Company on his behalf; and (ii) he will not file, commence or prosecute any judicial or arbitral action or proceeding against the Company based upon or arising out of any act, omission, transaction, occurrence, contract, claim or event existing or occurring on or before Date of this Agreement except as otherwise provided for in this Agreement.

     (e) Nothing in this Agreement shall prohibit or restrict the Executive from (i) making any disclosure of information required by law; (ii) providing information to, or testifying or otherwise assisting in any investigation or proceeding brought by any federal or state regulatory or law enforcement agency or legislative body, any self-regulatory organization, or the Company's legal or compliance departments; or (iii) testifying, participating in or otherwise assisting in a proceeding relating to an alleged violation of the Sarbanes-Oxley Act or any federal, state or municipal law relating to fraud or any rule or regulation of the Securities and Exchange Commissioner, or any self-regulatory organization.

     (f) Following the Separation Date, the payments and benefits described in
Section 4, 5 and 6 of this Agreement shall not be paid until the Executive has delivered to the Company an executed, additional Waiver and Release covering the Transition Period in the form of Exhibit A.

     SECTION 11.  Death of Executive after Entitlement to Payment

     If the Executive dies at any time after the date of this Agreement, any of the amounts or benefits otherwise payable to the Executive under this Agreement (or, in the case of Section 6, required to be provided to the Executive or his eligible dependents) remaining unpaid or not provided for at his death shall be paid to the Executive's designated beneficiary or, if none is designated, to his estate (or, in the case of Section 6, provided to the Executive's eligible dependents) at the same time such amounts or benefits would have been provided to the Executive under this Agreement had the Executive survived.

     SECTION 12.  Miscellaneous

     (a)  Indemnification.  The Company agrees that if the Executive is made a
          ----------------
party or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding") (other than any Proceeding related to any contest or dispute between the Executive and the Company with respect to this Agreement by reason of the fact that the Executive is or was an employee of the Company or is or was serving at the request of the Company, as a director, officer, member, employee or agent of another corporation or a partnership, joint venture, trust, employee benefit plan or other enterprise, provided that he did not receive separate compensation for such service, the Executive shall be indemnified and held harmless by the Company to the extent provided in and subject to the procedures and conditions in the Company's certificate of incorporation and by-laws (as the same may be amended from time to time), except to the extent arising out of or based upon the gross negligence or willful misconduct of the Executive. In no event shall the indemnification provided to the Executive be less than the indemnification that is provided to then current executive officers of the Company.

     (b)  Director and Officer Insurance.  The Company agrees to continue to
          -------------------------------
maintain directors' and officers' liability insurance covering the Executive, on the same basis and terms as the Company provides generally for its executive vice presidents and above, until such time as suits against the Executive with respect to his employment with the Company are no longer permitted by law.

     (c)  References.  The Executive and the Company agree that all requests for
          -----------
references shall be referred to the Chief Executive Officer or the Senior Vice President and Chief Human Resources Officer who has advised the Executive of the references that the Company has agreed to provide.

     (d) Governing Law/Jurisdiction.  This Agreement shall be governed by and
         ---------------------------
construed in accordance with the laws of Connecticut, without reference to principles of conflict of laws.

     (e) Payment.  Compensation and benefits described in Sections 3, 4, 5 and 6
         --------
of this Agreement will be paid except if (i) the Executive violates the terms of this Agreement, including, without limitation, Section 8, or (ii) the Executive is terminated for Cause before the Separation Date. "Cause" means (i) the Executive, in the performance of his duties for the Company, to the material and demonstrable detriment of the Company, engages in (A) willful misconduct, (B) willful or gross neglect, (C) fraud, (D) misappropriation, (E) embezzlement or
(F) theft; or (ii) the Executive's acknowledgement in writing in any agreement or stipulation to, or the adjudication in, any civil or criminal action, of the commission of any crime, theft, embezzlement, fraud, or other intentional act of dishonesty, breach of trust or unethical behavior involving the business of the Company. No act or failure to act on the Executive's part shall be deemed willful unless done or omitted to be done by the Executive not in good faith and without reasonable belief that the Executive's action or omission was in the best interest of the Company. Upon such termination by the Company for Cause before the Separation Date, this Agreement, including any release of claims contained herein, or made pursuant hereto, shall be null and void.

     (f) Arbitration. With respect to any dispute between the parties hereto
         ------------
arising from or relating to the terms of this Agreement, the parties agree to submit such dispute to arbitration in Connecticut under the auspices of and the employment rules of the American Arbitration Association. The determination of the arbitrator(s) shall be conclusive and binding on the Company and the Executive and judgment upon the award conclusive and binding on the Company and the Executive and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. The Company and the Executive will each pay one-half of the costs and expenses of such arbitration, and each party will separately pay for their counsel fees and expenses.

     (g) Entire Agreement/Amendments.  This Agreement contains the entire
         ----------------------------
understanding of the parties with respect to the severance payable to the Executive in the event of a termination of employment during the term of this Agreement. There are no restrictions, agreements, promises, warranties, covenants or undertakings between the parties with respect to the subject matter herein other than those expressly set forth herein. This Agreement may not be altered, modified, or amended except by written instruction signed by the parties hereto.

     (h) No Waiver.  The failure of a party to insist upon strict adherence to
         ----------
any term of this Agreement on any occasion shall not be considered a waiver of such party's or deprive such party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

     (i) Severability. In the event that any one or more of the provisions of
         -------------
this Agreement shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby. It is understood that this Agreement does not constitute an admission by the Company of violation of any statute, law or regulation.

     (j) Assignment. This Agreement shall not be assignable by the Executive and
         -----------
shall be assignable by the Company only with the consent of the Executive, which shall not be unreasonably withheld; provided, however, that the Company shall require any successor to substantially all of the stock, assets or business of the Company to assume this Agreement.

     (k) Successors; Binding Agreement. This Agreement shall inure to the
         ------------------------------
benefit of and be binding upon the personal or legal representatives, executors, administrators, successors, including successors to all or substantially all of the stock, business and/or assets of the Company, heirs, distributees, devisees and legatees of the parties.

     (l) Notice. For the purpose of this Agreement, notices and all other
         -------
communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed to the respective addresses set forth on the execution page of this Agreement, provided that all notices to the Company shall be directed to the attention of the Chairman of the Board with a copy to the Secretary of the Company, or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     (m) Withholding Taxes. The Company may withhold from any amounts payable
         ------------------
under this Agreement such U.S. federal, state and local taxes as may be required to be withheld pursuant to any applicable law or regulation.

     (n) Counterparts. This Agreement may be signed in counterparts, each of
         -------------
which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     (o) Integration of Other Plans and Programs. The Executive shall continue
         ----------------------------------------
to have such rights and privileges under the Company's executive and employee plans and programs as the terms and conditions of such plans and programs may provide taking into account the commitments of the Company under this Agreement; provided, however, that any severance pay shall be determined solely under this Agreement.

     (p) Review Period.  The Executive acknowledges that he was given the
         --------------
opportunity to consider the terms of this Agreement and to discuss them with legal counsel, that he has had the right for 21 days to consider this Agreement, and that he has 7 days from the date of this Agreement to revoke his execution of this Agreement in writing in accordance with Section 12(i).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


PITNEY BOWES INC.

By:  /s/ Johnna G.Torsone
     ---------------------------
Johnna G. Torsone
Senior Vice President and Chief Human Resources Officer
One Elmcroft Road (MSC 65-21)
Stamford, CT 06926-0700


By:  /s/ Matthew S. Kissner
     ---------------------------
Matthew S. Kissner
9 Huntington Avenue
Scarsdale, NY 10583

                                    EXHIBIT A
       RELEASE AND WAIVER TO BE SIGNED ON THE EXECUTIVE'S SEPARATION DATE

It is understood and agreed that as a condition to the Executive becoming entitled to any payments or benefits under the Separation Agreement (the "Agreement") and the continuation of employment during the Transition Period, the Executive agrees, that on behalf of himself, his heirs and personal representatives, he releases and discharges the Company from

          (i) any and all charges, claims and causes of action arising, directly or indirectly out of his employment or his separation from the Company, whether known or unknown, arising from any and all bases, including but not limited to any claims involving tortious course of conduct, breach of contract, defamation and public policy, claims for wages and benefits, monetary and equitable release, punitive or compensatory damages, outrage, outrageous conduct, fraud, promissory estoppel, negligence, intentional or negligent infliction of mental or emotional distress, breach of promise, and breach of the covenant of good faith and fair dealing; and

          (ii) any and all charges, claims and causes or action he may have, whether known or unknown, under Title VII of the Civil Rights Act of 1964, as amended; the Age Discrimination in Employment Act of 1967, as amended; the National Labor Relations Act, as amended; the Civil Rights Act of 1991, as amended; 42 U. S. C. 1981, as amended; the Americans with Disability Act of 1990; the Family and Medical Leave Act; the Connecticut Fair Employment Practices Act, as amended; the Employee Retirement Income Security Act of 1974, as amended; and various state and local human rights laws of contract and tort, otherwise relating to his employment at the Company.

          (iii) The release and waiver referred to in paragraphs (i) and (ii) above shall not apply to the Executive's vested rights under the Company's benefit plans and Workers' Compensation laws, any rights or claims that may arise after the date that the Executive signs this release and waiver, and any rights under the provisions of this Agreement. The release and waiver in paragraphs (i) and (ii) above shall be effective with respect to the Company, its subsidiaries, affiliates and divisions and their respective successors and assigns ("Affiliates"), the directors, officers, representatives, shareholders, agents, employees of the Company and the affiliates, and their respective heirs and personal representatives. The release is for any relief, no matter how dominated, including, but not limited to, injunctive relief, compensatory damages or punitive damages. The Executive represents and warrants that he has not suffered any on-the-job personal injury for which he has not already filed a claim.

          (iv) The Company hereby releases, remises and acquits the Executive and his successors, heirs and advisers, jointly and severally, from any and all claims arising, directly or indirectly, out of his employment or separation from the Company known or unknown, which the Company has or may have against the Executive arising on or prior to the date of this release and waiver, whether denominated claims, demands, causes of action, obligations, damages or liabilities arising from any and all bases, however denominated, including but not limited to all contractual claims and any claims under the law. The release and waiver is for any relief, no matter how denominated, including, but not limited to, injunctive relief, compensatory damages or punitive damages. This release and waiver shall not apply to any obligation of the Executive pursuant to the Agreement.

          (v) The Executive acknowledges that he was given the opportunity to consider the terms of this release and waiver and to discuss them with legal counsel, that he has had the right for 21 days to consider this release and waiver, and that he has 7 days from the date of this release and waiver to revoke his execution of this release and waiver in writing in accordance with
Section 12(i) of the Agreement.


By:  _____________________                             Date:  __________________
Matthew S. Kissner



PITNEY BOWES INC.

By:  _____________________
Johnna G. Torsone
Senior Vice President and Chief Human Resources Officer
One Elmcroft Road (MSC 65-21)
Stamford, CT 06926-0700










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